Exhibit 99.1

Technology | Insight | Innovation April 2017

Disclaimer Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transaction between Quinpario Acquisition Corp. 2 (“Quinpario”), SourceHOV Holdings, Inc. (“SourceHOV”) and Novitex Holdings, Inc. (“Novitex”), the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Quinpario, SourceHOV and Novitex management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Quinpario’s, SourceHOV’s and Novitex’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which SourceHOV and Novitex operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which SourceHOV and Novitex operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Quinpario, SourceHOV or Novitex management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of Quinpario is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Quinpario, SourceHOV and Novitex; uncertainty as to the long-term value of Quinpario’s common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Quinpario’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by Quinpario’s Quarterly Reports on Form 10-Q and other documents of Quinpario on file with the Securities and Exchange Commission (“SEC”) or in the definitive proxy statement that will be filed with the SEC by Quinpario. There may be additional risks that neither Quinpario, SourceHOV or Novitex presently know or that Quinpario, SourceHOV or Novitex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Quinpario’s, SourceHOV’s and Novitex’s expectations, plans or forecasts of future events and views as of the date of this communication. Quinpario, SourceHOV and Novitex anticipate that subsequent events and developments will cause Quinpario’s, SourceHOV’s and Novitex’s assessments to change. However, while Quinpario, SourceHOV and Novitex may elect to update these forward-looking statements at some point in the future, Quinpario, SourceHOV and Novitex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Quinpario’s, SourceHOV’s and Novitex’s assessments as of any date subsequent to the date of this presentation. This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, Quinpario intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of Quinpario and will contain important information about the proposed transaction and related matters. Investors and security holders of Quinpario are advised to read, when available, the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed transaction because the proxy statement will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com. Participants in Solicitation Quinpario and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 6, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed mergers will be set forth in the definitive proxy statement for the proposed transaction when available. Non-GAAP Financial Measure and Related Information This presentation includes EBITDA, Adjusted EBITDA, Pro Forma EBITDA, Pro Forma Adjusted EBITDA, and Adjusted Revenue – each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). SourceHOV and Novitex believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to SourceHOV’s and Novitex’s financial condition and results of operations. SourceHOV and Novitex do not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in SourceHOV’s and Novitex’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP measures should not be considered in isolation of, or as an alternative to, GAAP financial measures. In addition, certain of the financial information of the target companies contained herein is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Quinpario with the SEC. You should review SourceHOV’s and Novitex’s audited financial statements, which will be presented in Quinpario’s proxy statement filed with the SEC and to be delivered to Quinpario’s stockholders, and not rely on any single financial measure to evaluate SourceHOV’s and Novitex’s businesses. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. 2

Introduction

Transaction Summary	▪ On February 21, 2017, SourceHOV, LLC, Novitex Holdings, Inc. and Quinpario Acquisition Corp. 2, announced a combination to form Exela Technologies ("Exela" or the "Company") ▪ The formation of Exela will create one of the largest global providers of information and transaction processing solutions within the broader business process outsourcing ("BPO") industry, serving over 3,500 customers across 50 countries, including over 60% of Fortune® 100 companies ▪ Exela has ~23,500 employees across ~1,250 onsite facilities and ~150 delivery centers strategically located in the Americas, Europe and Asia, and generated 2016 Adjusted Revenue in excess of $1.4 billion(1)
Ownership & Valuation	▪ Transaction valued at ~$2.8 billion, a ~7.4x multiple of 2017E Pro Forma Adjusted EBITDA ▪ Exela will be listed on the NASDAQ Global Select Market; implied market capitalization of ~$1.4 billion based on transaction valuation ▪ HandsOn Global Management, LLC ("HGM") and Apollo Global Management, LLC will each roll 100% of their ownership stake in SourceHOV and Novitex, respectively, in the combined company; HGM will be the majority shareholder
Financing	▪ The Transaction is expected to be primarily financed with: ▪ ~$1,350 million committed financing across a Term Loan B Facility and Senior Notes offering ▪ On a pro forma basis, Exela's net total leverage will be 3.8x(2) on 2016 Pro Forma Adjusted EBITDA of $350 million ▪ $275 – $350 million new equity contributed from Quinpario trust and PIPE investors(2)
Timing	▪ The transaction is expected to close and fund between early May and late June, subject to receipt of certain regulatory approval and other customary closing conditions

(1) Includes the adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016
(2) Capital structure assumes QPAC2 Trust / PIPE investment of $275 million

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Exela Technologies is the Combination of Two Leading Business Services Franchises Key Investment Highlights for Exela Leading single source global information and transaction processing company Technology enabled platforms providing mission-critical industry solutions to over 60% of the Fortune® 100 Well-positioned in large, highly stable and growing, information-intensive industries Broad industry coverage with attractive end market mix Global footprint drives incremental customer growth opportunities through enhanced capabilities, brand recognition, and cross-selling Strong free cash flow generation backed by 90% recurring revenues, growing margins, and synergy realization Highly experienced management with track record of successful integrations, revenue scale, synergy realization, and margin transformation 4

Exela Technologies Will Be a Leading Global Information and Transaction Processing Platform

Integrated EIM and TPS platforms enabling mission critical industry solutions

Transaction Processing Solutions

Enterprise Information Management

Healthcare Solutions

- Enrollments & Policy Management
- Scheduling & Prescription Management
- Medical Coding & Auditing
- Claims Processing & Adjudication
- Revenue Integrity & Payment Solutions
- Medical Records Management

Payment Solutions

- Retail & Wholesale Remittance Processing
- Electronic Bill Payment & Presentment
- Remote, Mobile, and Paper Payments
- Payment Gateway & Exception Handling
- Liquidity Solutions

Banking Solutions

- Loan Origination & Servicing
- Cross Border Clearing & Settlements
- Sanctions, KYC, AML & Fraud Detection
- Mobile Banking Platforms
- Multi-Network Gateways

F&A Solutions

- Integrated Accounts Payable & Receivable
- Expense Management
- Supplier/Buyer Management
- Contract Management
- Journaling & Reconciliation

Public Sector Solutions

- Tax Return Processing
- Benefits Administration
- Fraud, Waste & Abuse Detection
- Big Data Mining & Analytics
- Records Management

Legal & Loss Prevention Solutions

- Class Action Settlement Administration
- eDiscovery & Litigation Support
- Data Breach & Identity Theft Management
- Risk Management & Preventative Remediation

Unified Communication Services

Exela Company Highlights

2016 Adj. Revenue[1]:	2016 Pro Forma Adj. EBITDA[2] / margin:	3,500+ customers	~1,250 onsite facilities
$1,435 million	$350 million / 24%	Across 50 countries	~150 delivery centers
		>60% of Fortune® 100	23,500 employees

(1) Includes the adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016
(2) Includes pro forma adjustments, actioned and in process adjustments and $37.5 million of combined company synergies

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Combined Business Model Overview

Information and Transaction Processing Solutions ("ITPS") (76% of 2016 Adj. Revenue)(1)

% of Adj. Revenue (2016)



$543
38%
$542
38%

Total ITPS
$1,085
76%

	SourceHOV	Novitex
Select Service Offerings	• **Enterprise Information Management ("EIM"):** data aggregation, eContent management, and data archival / retrieval • **Banking, Finance & Accounting ("F&A"), Payment, and Public Sector Solutions:** clearing, sanctions, and cross-border settlement; claims processing, benefits administration, and enrollments; payment processing and reconciliation, integrated accounts payable and receivable; income tax processing, benefits administration, and records management • **Unified Communications Services:** secure messaging (voice, chat, SMS), electronic presentment (print & mail)	• **Document Logistics:** mailroom management, reprographics, document delivery logistics, and hospitality solutions • **Digital Services:** customer communications management, business recovery solutions, business process automation, and managed print services
Revenue Models	Primarily transaction-based pricing (with minimum volume guarantees) and annual licensing fees	Mix of fixed management fee and transactional revenue *Fixed management fee vs. transactional: ~70% vs. ~30%*
Gross Margin (2016)	~30%	~20%

(1) *Includes the adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016*

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Combined Business Model Overview (Cont'd)

	Healthcare Solutions (17% of 2016 Adj. Revenue)[1]	Legal & Loss Prevention Solutions (7% of 2016 Adj. Revenue)[1]
% of Adj. Revenue (2016)	$248 17%	$102 7%
Select Service Offerings	▪ Revenue cycle solutions, integrated accounts payable and receivables, and information management ▪ **Payer Solutions:** claims processing, claims adjudication and auditing services, enrollment processing and policy management, and scheduling and prescription management ▪ **Provider Solutions:** medical codling and insurance claim generation, underpayment audit and recovery, and medical records management	▪ Processing and administration of legal claims settlements ▪ Project management support, notification to claimants ▪ Claimant support services ▪ Revenue recovery services for delinquent accounts receivable
Revenue Models	Primarily transaction-based pricing (with minimum volume guarantees)	Time and materials based and transaction-based pricing models
Gross Margin (2016)	~36%	~38%

Note: Healthcare Solutions and Legal & Loss Prevention Solutions segments represent legacy SourceHOV business
(1) Includes the adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016

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Exela Growth Strategy SourceHOV and Novitex have invested significantly in their operations over the last years and have reached an inflection point in growth which will be magnified by the combination Strategic focus on growth through whitespace opportunities and increased customer penetration Focused account management for high quality top customers given up-sell opportunities (Fortune® 500) Scale bundled service offerings through seamless platform connectivity and pricing incentives for add-on services Continued desire for customers to have a single end-to-end provider of solutions Increasing volume, velocity, and variety of data and drive towards digital transformation Exela experienced in helping customers through complex industry transitions through technology advantages Pursue meaningful revenue synergies by cross-selling and up-selling the combined scale and resources of SourceHOV and Novitex Pursue meaningful cost synergy opportunities to accelerate long term profitability and free cash flow Fragmented industry with multiple tuck-in and medium sized acquisition opportunities Management team experienced with successful integration of 4 acquisitions; and strong track record in realizing synergies from previous transactions 8 Accretive M&A Synergies Secular Trends Breadth of Services The Exela Advantage

Financial Model Overview

Key Trends & Highlights

Stable, core Revenue and Adj. EBITDA	▪ Stable, core Adjusted Revenue of $1,435 million[1] and Adj. EBITDA of $350 million[1] in FY 2016 (24%+ margin) ▪ Contract renewal rates over 90% driven by customer loyalty due to best in class service and solutions as well as high switching costs ▪ Significant new contract signings provide robust revenue visibility ▪ Cost savings actions, facility consolidation, operating leverage, and change in business mix driving increase in margins
Asset-light Operating Model with Significant Cash Flow Generation	▪ High variable cost component drives resilient margins ▪ Optimization from restructuring activity has improved asset utilization ▪ Increasing efficiency through technology investment and continuous automation ▪ High free cash flow driven by relatively low capex spend given historic investment in infrastructure and technology
Significant Near-Term Synergies	▪ Identified low-hanging combination synergies across COGS, G&A, and facility overlap ▪ ~$38 million of run-rate cost synergies to be achieved within 12 months ▪ ~$70 million of total annual run-rate cost synergies identified ▪ Strong and experienced, execution-focused management team leading combination; strong track record of synergy realization
Attractive Valuation Relative to Peers	▪ Higher EBITDA margin and growth relative to peers ▪ Implied transaction valuation of ~7.4x multiple of 2017E Pro Forma Adjusted EBIITDA vs. core peers of ~11.0x ▪ Substantial valuation upside based on earnings growth and lower multiple relative to core peers

(1) *Includes the adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016*
(2) *Includes pro forma adjustments, actioned and in process adjustments and $37.5 million of combined company synergies*

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Significant Near-Term Cost Synergies There are significant combination cost synergies between SourceHOV and Novitex across COGS, G&A and facility overlap, expected to be executed by Year 2 Information Technology 15% Consolidation of IT Management Savings related to consolidation of IT services Software license replacement with an in-house platform $10.5mm Data entry offshoring Regional management rationalization Consolidation of spend $25.2mm Operations 36% Finance, accounting, legal, and human resources departments Vendor savings from consolidation of costs including audit & tax, insurance, and ERP systems $25.6mm Corporate 36% Facilities 13% $9.0mm Lease and headcount savings resulting from facilities consolidation $70.3mm 10 Expect to achieve ~$37.5mm of run-rate cost synergies in the first year, with revenue synergies providing additional upside Total Facilities Corporate Operations Information Technology

2017E Guidance and Long-term Financial Objectives $1,450 – $1,550 million ~3 – 4% $365 – $390 million ~25% margin including synergies ~4 – 5% ~$50 million ~3% of Revenue 11 Capex Capex EBITDA Growth EBITDA Organic Revenue Growth Revenue Long-term Financial Objectives 2017E Guidance

Attractive Valuation Relative to Peers 2017E EBITDA Margin, Revenue Growth and EV / EBITDA Multiple share 11.0x – (6%) (4%) (2%) – 2% 4% 6% 8% 10% 2017E Revenue Growth Source: Factset as of 3/30/17, Company filings and press releases. Revenue and EBITDA shown pro forma for acquisitions and divestitures 12 (1) Based on mid-point of management guidance 2017E EBITDA Margin 50% 40% 30% CoreLogic 10.7x 20% 10% Computer-16.1x Cognizant EV / 2017E EBITDA multiple Exela(1): 2017E EBITDA Margin ~25% 2017E Revenue Growth ~5% Implied EV / 2017E EBITDA 7.4x Median of Selected Peers: 2017E EBITDA Margin 21% 2017E Revenue Growth 5% EV / 2017E EBITDA 11.0x

Appendix 13

Revenue and Adj. EBITDA Reconciliation ($ in millions) 2016 Revenue SourceHOV ITPS SourceHOV HS SourceHOV LLPS Novitex $440 248 102 543 Pro Forma Revenue $1,333 Adjustment for Acquisition of TransCentra 102 Adj. EBITDA Pro Forma Net (Loss) Interest Expense, Net Income Tax Benefit Depreciation & Amortization Other EBITDA Adjustments ($42) 116 (9) 133 51 Adjusted EBITDA $248 Acquisition Adjustments SourceHOV Actioned and in Process Restructuring Novitex Actioned Restructuring Combined Company Synergies $2 49 13 38 14 Pro Forma Adjusted EBITDA $350 Adjusted Revenue $1,435

Pro Forma Ownership Number of Shares ($ in millions) % Ownership SourceHOV Shareholders Novitex Shareholders Public Shareholders PIPE Investors Founders 80.6 30.6 20.1 7.4 5.6 56% 21% 14% 5% 4% Note: Ownership table assumes QPAC2 Trust / PIPE investment of $275 million 15 Total capitalization 144.3 100% Targeted Pro Forma Ownership at Close

Technology | Insight | Innovation 16